Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 30, 2012 by and among each of the persons listed on the signature pages hereto as lenders (the “Lenders”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

ARTICLE I

BACKGROUND

A.                                    The Lenders, the Administrative Agent, the L/C Issuer and the Borrower are parties to that certain Amended and Restated Credit Agreement dated as of February 10, 2010 (as amended, supplemented or restated, the “Credit Agreement”).  Terms defined in the Credit Agreement and not otherwise defined herein have the same meanings when used herein.

B.                                    The Borrower has requested, and the Lenders have agreed to amend the Credit Agreement as provided for herein and on the terms and conditions set forth herein.

ARTICLE II

AGREEMENT

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

Section 1.                                           Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is amended to add the following definition in alphabetical order:

“Material Project EBITDA Adjustments” means, with respect to (a) the Borrower’s “Riverside Phase II” project and (b) the construction or expansion of any other capital project of the Borrower or any of its Subsidiaries, the aggregate capital cost of which (inclusive of capital costs expended prior to the acquisition thereof) is reasonably expected by Borrower to exceed, or exceeds, $20,000,000 (each a “Material Project”):

(A)                               on any date prior to the date on which a Material Project has achieved commercial operation (the “Commercial Operation Date”) (but including the fiscal quarter in which such Commercial Operation Date occurs), a percentage (based on the then-current completion percentage of such Material Project) of an amount to be approved by Administrative Agent as the projected Consolidated EBITDA attributable to such Material Project for the first 12-month period following the scheduled Commercial Operation Date of such Material Project, such amount to be determined based on (i) contracts related to such Material Project, less expenses related thereto, and (ii) other factors reasonably deemed appropriate by Administrative Agent, which amount may, at Borrower’s option, be added to actual Consolidated EBITDA for the fiscal quarter in which construction or expansion of such Material Project commences and for each fiscal quarter thereafter until the Commercial Operation Date of such Material Project (including the fiscal quarter in which such Commercial Operation Date occurs, but net of any actual Consolidated EBITDA attributable to such Material Project following such Commercial Operation Date); provided that if the actual Commercial Operation Date does not occur by the scheduled Commercial Operation Date, then the foregoing amount of Material Project EBITDA Adjustments shall be reduced, for quarters ending after the scheduled Commercial Operation Date to (but excluding) the first full quarter after its Commercial Operation Date, by the following percentage amounts depending on the period of delay (based on the period of actual delay or then-estimated delay, whichever is longer): (i) 90 days or less, 0%, (ii) longer than 90 days, but not more than 180 days, 25%, (iii) longer than 180 days but not more than 270 days, 50%, (iv) longer than 270 days but not more than 365 days, 75%, and (v) longer than 365 days, 100%; and

(B)                               beginning with the first full fiscal quarter following the Commercial Operation Date of a Material Project and for the two immediately succeeding fiscal quarters, an amount equal to the projected Consolidated EBITDA attributable to such Material Project (determined in the same manner as set forth in clause (A) above) for the balance of the four full fiscal quarter period following such Commercial Operation Date, which may, at Borrower’s option, be added to actual Consolidated EBITDA for such fiscal quarters (but net of any actual Consolidated EBITDA of the Borrower attributable to such Material Project following such Commercial Operation Date);

Provided however, that notwithstanding the foregoing, (I) no such additions shall be allowed with respect to any Material Project unless: (y) not later than 30 days (or such shorter period approved by the Administrative Agent in its sole discretion) prior to the delivery of any Compliance Certificate required by the terms and provisions of Section 6.02(a), to the extent Material Project EBITDA Adjustments will be made to Consolidated EBITDA in determining compliance with Section 7.11, the Borrower shall have delivered to the Administrative Agent written pro forma projections of Consolidated EBITDA of the Borrower attributable to such Material Project, and (z) prior to the date such Compliance Certificate is required to be delivered, the Administrative Agent shall have approved (such approval not to be unreasonably withheld, conditioned or delayed) such projections and shall have received current estimates as to Material Project completion percentage, the expected Commercial Operation Date, any known material delays with respect thereto, and such other information and documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent; and (II) the aggregate amount of all Material Project EBITDA Adjustments during any period shall be limited to 15% of the total actual Consolidated EBITDA for such period (which total actual Consolidated EBITDA shall be determined without including any Material Project EBITDA Adjustments).

(b)                                 Section 7.11(a) is amended to insert the following language immediately before the period at the end of such paragraph:

; provided that for purposes of this Section 7.11(a), Consolidated EBITDA may include, at Borrower’s option, any Material Project EBITDA Adjustments

(c)                                  Section 7.11(b) is amended to insert the following language immediately before the period at the end of such paragraph:

; provided that for purposes of this Section 7.11(b), Consolidated EBITDA may include, at Borrower’s option, any Material Project EBITDA Adjustments

(d)                                 Section 7.11(c) is amended to insert the following language immediately before the period at the end of such paragraph:

; provided that for purposes of this Section 7.11(c), Consolidated EBITDA may include, at Borrower’s option, any Material Project EBITDA Adjustments

Section 2.                                           Conditions Precedent.  This Amendment shall become effective as of the date first set forth above upon the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received each of the following:

(1)                                 this Amendment, duly executed by the Borrower, the Required Lenders, and the Administrative Agent;

(2)                                 the acknowledgment attached to this Amendment, duly executed by each Guarantor;

(3)                                 payment or evidence of payment of all reasonable fees and expenses owed by the Borrower to the Administrative Agent including, without limitation, the reasonable fees and expenses of Bracewell & Giuliani LLP, counsel to the Administrative Agent; and

(4)                                 such other documents, instruments and certificates as reasonably requested by the Administrative Agent and the Lenders.

(b)                                 The representations and warranties set forth in Section 3 of this Amendment shall be true and correct on and as of the date hereof.

Section 3.                                           Representations and Warranties.

(a)                                 The Borrower represents and warrants to the Lenders and the Administrative Agent as set forth below:

(1)                                 The Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment.

(2)                                 The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Liens created under the Loan Documents), or require any payment to be made (other than payments required under any Loan Document) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any Law; except in each case referred to in clause (b), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

(3)                                 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, except for such approvals, consents, exemptions, authorizations, other actions, notices and filings as have been obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries are in compliance in all material respects or which the failure to have would not result in a Material Adverse Effect.

(4)                                 This Amendment has been duly executed and delivered by the Borrower and acknowledged by each Guarantor.  This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).

(5)                                 The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Collateral Documents.

(6)                                 Except as disclosed in Schedule 5.06 to the Credit Agreement, there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Authority, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.

(7)                                 The representations and warranties made by the Borrower and the Guarantors contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of such date, other than any such representations or warranties that, by the their terms, refer to a specific date, in which case such representation or warranties are true and correct in all material respects as of such earlier specific date.

(8)                                 No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.

(9)                                 As of June 30, 2012, the Borrower has no (a) Material Subsidiaries other than those listed on Schedule 3(a) and (b) non-Material Subsidiaries other than those listed on Schedule 3(b).

Section 4.                                           Reference to and Effect on the Credit Agreement.

(a)                                 On and after the effective date of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                                 Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Loan Documents.

(c)                                  Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 5.                                           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging means shall be effective as delivery of an originally executed counterpart of this Amendment.

Section 6.                                           Governing Law; Binding Effect.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, and shall be binding upon the Borrower, the Administrative Agent, the L/C Issuer, each Lender and their respective successors and assigns.

Section 7.                                           Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

THIS WRITTEN AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of this page blank; signature pages follow]

Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, LLC,
its general partner

	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President and Chief
Financial Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

Each of the undersigned, as guarantors under the Amended and Restated Guaranty dated as of February 10, 2010 (as supplemented to date, the “Guaranty”), and as debtors, mortgagors, and/or grantors under the Collateral Documents, hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty and each of the Collateral Documents to which it is a party is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty and the other Collateral Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

ADDRESS FOR ALL	CROSSTEX ENERGY SERVICES, L.P.
UNDERSIGNED:
	By:	Crosstex Operating GP, LLC,
2501 Cedar Springs		its general partner
Suite 100
Dallas, Texas 75201
Attention: General Counsel	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President and
Chief Financial Officer

CROSSTEX OPERATING GP, LLC
CROSSTEX ORV HOLDINGS, INC.
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC
CROSSTEX PERMIAN, LLC
CROSSTEX PERMIAN II, LLC

	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC,
general partner of each above limited
partnership

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Senior Vice President and
Chief Financial Officer

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner, and
By:	Crosstex Pelican, LLC,
as general partner

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent,
a Lender and L/C Issuer

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

COMERICA BANK

By:	/s/ David P. Cagle
	Name:	David P. Cagle
	Title:	Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

COMPASS BANK

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORP., NEW YORK

By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Robert James
	Name:	Robert James
	Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ William Jones
	Name:	William Jones
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ Mason McGurrin
	Name:	Mason McGurrin
	Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

REGIONS BANK

By:	/s/ David Valentine
	Name:	David Valentine
	Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

ONEWEST BANK, FSB

By:	/s/ Sean M. Murphy
	Name:	Sean M. Murphy
	Title:	Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(a)

MATERIAL SUBSIDIARIES

Crosstex Energy Services, L.P. (DE)

Crosstex Operating GP, LLC (DE)*

Crosstex Energy Services GP, LLC (DE)*

Crosstex LIG, LLC (LA)

Crosstex Tuscaloosa, LLC (LA)*

Crosstex LIG Liquids, LLC (LA)

Crosstex Gulf Coast Marketing Ltd. (TX)*

Crosstex CCNG Processing Ltd. (TX)

Crosstex North Texas Pipeline, L.P. (TX)

Crosstex North Texas Gathering, L.P. (TX)

Crosstex NGL Pipeline, L.P. (TX)*

Crosstex NGL Marketing, L.P. (TX)*

Crosstex Processing Services, LLC (DE)

Crosstex Pelican, LLC (DE)

Sabine Pass Plant Facility Joint Venture (TX)*

Crosstex Permian, LLC (TX)*

Crosstex Permian II, LLC (TX)*

Crosstex Louisiana Gathering, LLC (Louisiana)*

Crosstex ORV Holdings, Inc. (DE)*

*Indicates entity has previously been treated as a Material Subsidiary (e.g., it pledged assets and is a Guarantor) but does not technically meet the definition of a “Material Subsidiary” as of June 30, 2012.

Schedule 3(a) to

Sixth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(b)

NON-MATERIAL SUBSIDIARIES

Crosstex Louisiana Energy, L.P. (Delaware)

Crosstex DC Gathering Company, J.V. (Texas)

Crosstex Energy Finance Corporation (Delaware)

Schedule 3(b) to

Sixth Amendment to Amended and Restated Credit Agreement